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                  EXHIBIT 23.2 INDEPENDENT AUDITORS' CONSENT





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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of HF Bancorp, Inc. on Form S-8 of our report dated August 8, 1997, appearing in the Annual Report on Form 10-K of HF Bancorp, Inc. for the year ended June 30, 1997.




                                          /s/ DELOITTE & TOUCHE LLP
                                          Costa mesa, California
                                          November 17, 1997